May 21, 2010
United States Securities and Exchange Commission
Division of Corporation Finance
100 F Street, N.E.
Washington, DC 20549
Attention: Pamela A. Long, Assistant Director

Re:	Cereplast, Inc. Form S-3 filed on April 26, 2010 File No. 333-166307
Ladies and Gentlemen:
     On behalf of Cereplast, Inc. (“Cereplast”), please accept this letter as Cereplast’s response to the comments of the reviewing Staff of the Securities and Exchange Commission (the “Staff”) in connection with the above-referenced filing as set forth in the comment letter of May 19, 2010.
General
1.	It appears that you are relying upon General Instruction I.B.6. of Form S-3 to register this shelf offering. However, you have not disclosed on the cover page of your prospectus the information required by Instruction 7 to General Instruction I.B.6. Please advise or revise accordingly.
Response:
The information required by Instruction 7 to General Instruction I.B.6 has been added to the prospectus cover page in accordance with the Staff’s comment.
2.	Please have counsel revise its opinion in the following manner:
•	Opine as to whether the warrants will be valid and binding obligations of the company.

•	Opine as to whether the units will be valid and binding obligations of the company.

•	Counsel may not assume facts that are readily ascertainable. Remove or narrow the scope of assumption clause (i) in paragraph A accordingly.

•	Remove as inappropriate the assumptions in clauses (ii), (iv), (v) and (vi) of paragraph D.

•	Remove as inappropriate the penultimate paragraph.
Response:
Exhibit 5.1 has been revised and re-filed in accordance with the Staff’s comment.

Very Truly Yours,
/s/ Marcelle Balcombe